Fees Summary	Apr. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,559,016.11
Previously Paid Amount	0.00
Total Fee Amount	3,391.61
Total Offset Amount	0.00
Net Fee	$ 3,391.61